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                                                                   EXHIBIT 10.11


                                                          [Bank of America Logo]


To:                              Nicholas Financial, Inc.
                                 2454 McMullen Booth Rd
                                 Bldg. C, #501-B
                                 Clearwater, FL 33759
Attn:                            Ralph Finkenbrink
Telephone:                       727-726-0763
Fax:                             727-726-2140

From:                            Bank of America, N.A.
                                 233 South Wacker Drive - Suite 2800
                                 Chicago
                                 Illinois 60606
                                 U.S.A.
Department:                      Swaps Operations
Telephone:                       (+1) 312 234 2732
Fax:                             (+1) 312 234 3603

Date:                            (1)

Our Reference No:
Reference Name:                  Michael M. Sharp
Internal Tracking No:

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Nicholas Financial, Inc. and Bank of America, N.A. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 30th March 1999, as amended and supplemented from time to time, between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means Nicholas Financial, Inc.

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GENERAL TERMS:

The terms of the particular Transaction to which this Confirmation relates are as follows:

     Notional Amount:            USD 10,000,000.00

     Trade Date:                 (1)

     Effective Date:             (2)

     Termination Date:           (5), subject to adjustment in accordance with
                                 the Modified Following Business Day Convention

FIXED AMOUNTS:

     Fixed Rate Payer:           Party B

     Fixed Rate Payer
     Payment Dates:              The 2nd of each Month, commencing on __________
                                 and ending on the Termination Date, subject to adjustment in accordance with the Modified
                                 Following Business Day Convention

     Fixed Rate:                 (4)

     Fixed Rate Day
     Count Fraction:             Actual/360

FLOATING AMOUNTS:

     Floating Rate Payer:        Party A

     Floating Rate Payer
     Payment Dates:              The 2nd of each Month, commencing on __________
                                 and ending on the Termination Date, subject to adjustment in accordance with the Modified
                                 Following Business Day Convention

     Floating Rate for initial
     Calculation Period:         to be determined

     Floating Rate Option:       USD-LIBOR-BBA

     Designated Maturity:        1 Month

     Spread:                     None

     Floating Rate Day
     Count Fraction:             Actual/360

     Reset Dates:                First day of each Calculation Period

BUSINESS DAYS:                   New York and London

CALCULATION AGENT:               Party A


                                                                               2

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RECORDING OF CONVERSATIONS:

Each party to this Transaction acknowledges and agrees to the tape recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents, and that any such tape recordings may be submitted in evidence in any Proceedings relating to the Agreement and/or this Transaction.

Account for payments to
Party A:                                            USD
                                                    We will debit your account.
                                 Pay to :           Bank of America
                                 ABA# :             FL
                                 Favour:            Nicholas Financial, Inc.
                                 Account Number:    003603386388

Account for payments to
Party B:                                            USD
                                                    We will credit your account.
                                 Pay to :           Bank of America
                                 ABA# :             FL
                                 Favour:            Nicholas Financial, Inc.
                                 Account Number:    003603386388

OFFICES:

     The Office of Party A
     for this Transaction is:    Charlotte - NC, United States
                                 Please send reset notices to
                                 fax no. (+1 312) 234 3603.

     The Office of Party B
     for this Transaction is:    Clearwater, United States

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation to the attention of Global Derivative Operations (fax no.(+1312) 234 3603).

                                           Accepted and confirmed as of the date
                                           first written:
Bank of America, N.A.                      Nicholas Financial, Inc.


/s/ Dave Walker                            /s/ Ralph Finkenbrink
--------------------------------------     -------------------------------------
Dave Walker                                Name: Ralph Finkenbrink
Senior Vice President                      Title: VP Finance
Authorized Signatory

Our Reference Number:
Internal Tracking No:



                                                                               3

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                        VARIABLE TERMS OF SWAP AGREEMENTS


                                                                 (5) Termination
(1) Trade Date     (2) Effective   (3) Notional  (4) Fixed Rate       Date
(Date Entered)          Date           Amount     Of Interest    (Maturity Date)
--------------------------------------------------------------------------------
May 17, 2000       May 17, 2000     $10,000,000      6.87%       May 17, 2004
October 5, 2001    October 5, 2001  $10,000,000      3.85%       October 5, 2004
June 28, 2002      June 28, 2002    $10,000,000      3.83%       July 2, 2005
January 6, 2003    April 2, 2003    $10,000,000      3.35%       April 2, 2007
January 31, 2003   August 1, 2003   $10,000,000      3.20%       August 2, 2006
February 26, 2003  May 17, 2004     $10,000,000      3.91%       May 19, 2008
March 11, 2004     October 5, 2004  $10,000,000      3.64%       October 5, 2009